Other Receivables, Net	12 Months Ended
Jun. 30, 2026
Other Receivables, Net [Abstract]
Other Receivables, net

(6) Other Receivables, net

Other receivables, net consist of the following:

	As of June 30,
	2025	2026
	RMB	RMB
Consideration receivable disposal of an investment (i)	24,854	86,041
Receivables from sales recognized on a net basis	-	26,877
Receivables from corporations and individuals (ii)	-	5,000
Consideration receivable from share issuance (iii)	4,298	-
Deposits (iv)	-	1,157
Advances to staff	-	704
Others	284	156
Sub-total	29,436	119,935
Less: allowance for credit losses	-	8
Total other receivables, net	29,436	119,927

(i)	The balance as of June 30, 2025, represents the receivable from the disposal of the Company’s equity investment in AIFU Inc. As of June 30, 2026, the balance represents: (a) the receivables from the disposals of the Puyi Group and ordinary shares of AIFU; and (b) the receivables from the disposal of a subsidiary, Chongqing Xinzhichu Education Consulting Co., Ltd. These amounts were settled in full by October 2026.

(ii)	Amounts represent the interest-free intercompany loans due from other corporations and individuals, approximately 54% of which were settled by October 2026.

(iii)	Amounts represent the receivable from certain investors in connection with a private placement of Class B ordinary shares. The consideration was subsequently settled in full in July 2025.

(iv)	Amounts represent the various types of operating deposits, including security deposits related to business transactions and rental arrangements, primarily arising from Times Good’s daily operation.